Exhibit 99


                       EAGLE WIRELESS INTERNATIONAL, INC.
                      SHAREHOLDERS MEETING AND PRESENTATION
                                   MAY 8, 2003

Forward-looking statements in this presentation regarding Eagle Broadband and its subsidiaries are made pursuant t-the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward- looking statements involve risks and uncertainties, including, without limitation, continued acceptance of the company's products, increased levels of competition, new products and technological changes, the company's dependence upon third-party suppliers, intellectual property rights, and other risks detailed from time t-time in the company's periodic reports filed with the Securities and Exchange Commission.
WELCOME SHAREHOLDERS

BUSINESS MEETING
----------------

CONFIRMATION OF A QUORUM

VOTE
--  Approval of a Classified Board of Directors
    --  Not Passed
--  Election of Directors
    --  All Directors Elected
--  Approval of Amendment to Voting Percentages
    --  Not Passed
--  Approval of Amendment of Special Meeting Rules
    --  Not Passed
--  Approval of Temporary Empowerment of the Board of Directors
    --  Passed
--  Ratification of Auditors
    --  Passed

EAGLE BROADBAND PRESENTATION
MISSION STATEMENT
--  To Become an Industry Leader in
    --  Broadband Delivery
    --  Technology-rich broadband products, services and content
    --  Residential and commercial markets
    --  Internet-based voice, data and video telecommunications
    . . .plus security

BROADBAND OUR FUTURE

-- Broadband is hot with the installed base of worldwide broadband subscribers forecasted to ultimately reach almost 84 million by the end of 2005." -In-Stat/MDR
-- Fiber-to-the-Home (FTTH) installations are expected to jump 330% in 2003, ... and ultimately reaching between 800,000 and 1.4 million homes by 2004."
     - FTTH Council
-- Service revenues in the MPC (Master Planned Community) will grow from a total of $66.9 million in 2002 to $727.8 million in 2007." -In-Stat/MDR

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--   Total worldwide broadband service revenues will rise from $5.8 billion in
     2000 to over $37 billion in 2005." -In-Stat/MDR
-- Broadband Internet has finally flipped into the mainstream, and that will have a big impact on consumers, as well as tech and media companies." -USA Today
-- Broadband households worldwide will grow from 57 million in 2002 to 154 million households in 2005, posting a compound annual growth rate (CAGR) of 39%." - eMarketer
-- Broadband will be in over one-fifth (22%) of US homes this year, rising to one-third (32.2%) by 2005." -eMarketer
-- The Fiber-to-the-Home (FTTH) Council has updated its running list of 'U.S. Optical Fiber Communities' with 20 new communities, bringing the current total to 70 communities in 20 states." -FTTH Council

WHAT RESEARCH EXPERTS ARE SAYING ABOUT EAGLE BROADBAND
-- "...one of the largest providers in the master-planned communities market" -- "...the company's success stems from their defined approach to the market" -- "...positioned as the first all IP-based bundled service provider"

COMPANY AND PRODUCT HISTORY

HISTORY OF COMPANY AND PRODUCT DIVERSIFICATION AND EXPANSION
(Graphic illustration showing the following)

--  1996-1998 - Wireless Infrastructure Products
    --  Sell products to networks worldwide
    --  High-powered transmitting equipment
    --  Goes public on OTCBB
    --  1998-2000 - Internet Appliances and Acquisitions
    --  Forms BroadbandMagic to develop advanced set-top boxes
    --  Moves to AMEX
    --  Acquires atlanticpacific, ComTel and etoolz
    --  Wireless DSL installations
    --  Webflyer with streaming video
    --  Interactive HDTV entertainment platform
--  2000-2002 - Broadband Products, Services and Content
    --  ClearWorks merger
    --  Set-top box with Video-on-Demand
    --  One of the fastest growing technology companies in Texas
    --  Acquires Contact Wireless and DSS Security
    --  Content from 26 studios/networks
    --  Orb'Phone global communications system
    --  Licenses wireless technology
    --  Media Pro ASTB
    --  Technology Center activated

THE VISION

-- Utilize our highly-skilled broadband team, recognized industry-wide as having the expertise to implement end-to-end broadband solutionsProvide fiber-based local distribution to homeowners and businesses
-- Connect to greenfield communities via fiber-based Metropolitan Area Networks (MANs)

-- Operate our broadband headend content aggregation and redistribution system based on pure IP (Internet Protocol) technology
-- Distribute our unique cable-style content over fiber, as well as VOD content, obtained under 26 separate Eagle Broadband contracts with major studios and media networks
-- Integrate all of the individual components to create a robust FTTH distribution system that can supply Bundled Digital Services to exclusively-contracted Eagle Broadband developments throughout Texas
-- Expand the recurring revenue base from these communitiesUtilize the technology and experience of our Texas base to become the leading service and content provider for IP-based networks across the US
-- Contract with additional municipalities that own their own fiber to deliver content to existing customer bases

A VISION OF THE FUTURE FTTH Content Delivery to National Customer Base -- Future content recipients throughout the United States
--  IP-Based Headend & Content Facility in League City, Texas

OPERATIONS OVERVIEW

EAGLE BROADBAND
--  Products Division
    --  Broadband Magic
    --  Etoolz
--  Service Division
    --  Eagle Broadband
    --  AtlanticPacific
    --  UCG
    --  Contact Wireless
    --  DSS Security Incorporated

EAGLE BROADBAND
--  Streamline each operation
--  Write-down non-performing assets
--  License wireless technology
--  Develop new products
--  Reduction in cash burn rate
    -- from $1.3 million per month to $200 thousand per month as of 12/31/2002 -- Reduction in headcount from 250 to 118
    --  Consolidate Houston offices from 5 to 3
--  Positive cash flow is the goal of Eagle Broadband's corporate restructuring

STRATEGIC ALLIANCES
--  General Dynamics
--  Stellar One
--  Media Fusion
--  World Wide Packets
--  Path 1 Technology
--  Sprint

Eagle Broadband Named One of the Fastest Growing Technology Companies in Texas Deloitte & Touche's Fast 50 Program

Eagle Broadband Services is the Leading Provider of Fiber-To-The-Home (FTTH)

EAGLE BROADBAND SERVICES BUNDLED DIGITAL SERVICES (BDS)
--  Security Monitoring
--  High-Speed Internet
--  Cable-Style Television
--  Telephone Service

EAGLE BROADBAND SERVICES
--  A challenging economy
--  Restructuring
    --  Reduced payroll: 41% (February 02 vs. February 03)
    --  Reduced manpower: 31% (February 02 vs. February 03)
--  Substantial capital investments
    --  Houston Metropolitan Area Network
    --  Fiber-to-the-Home infrastructure
    --  Four Texas digital headends
--  Multi-year recurring revenue contracts

COMMUNITIES RECEIVING BUNDLED DIGITAL SERVICES
--  Houston6 fully operational
    --  3 under construction
    --  2 scheduled
--  Austin1 fully operational

     Note: The above listing does not include a new, out-of-state community for which Eagle Broadband is providing content and billing services. Further details could not be disclosed pending approval from the third-party strategic partner. Eagle has been providing the content and billing services since March 28, 2003.

OPPORTUNITIES
--  Houston opportunities: 35,000+ additional lots under contract
--  Dallas opportunities: 23,000+ lots under discussion
--  DSS Security, Inc. - Joint Operations
--  Opportunities for city and municipality BDS partnerships

UNITED COMPUTING GROUP
-- IT BUSINESS INTEGRATIONS AND ENTERPRISE MANAGEMENT SOLUTIONS FOR FORTUNE 1000 COMPANIES
    --  Reorganized to increase profitability and recurring revenues
    --  Joins BMC Software's Solutions Provider Program
    --  All-Star status for service on Compaq products
    --  Platinum Partner reseller status
    --  Focus on Network Monitoring for the future

ATLANTIC PACIFIC
-- COMMERCIAL AND INDUSTRIAL DATA, VOICE AND FIBER OPTIC INSTALLATIONS, PROJECT MANAGEMENT SERVICES
    --  Business model focused on high-margin projects
    --  Nationwide services with affiliated contracts
    --  Corporate restructure to increase profitability
        --  Reduction in labor costs
        --  Reduction in operating expenses
        --  Office consolidation

EAGLE WIRELESS
--  WIRELESS MESSAGING PRODUCTS
--  Eagle's wireless infrastructure technology licensed to DX Radio
    --  Reduction in Eagle Broadband overhead costs
    --  Guaranteed monthly revenue stream
    --  Continued sale of inventory to DX Radio
    --  Guaranteed profitability of wireless infrastructure product line

BROADBANDMAGIC
--  ADVANCED SET-TOP BOXES AND MULTIMEDIA PRODUCTS
--  New Media Pro deployed
--  STB installed in multiple hotels in 4 states
--  EU-sponsored project utilizing STB expanded
--  IPTV streaming on Media Pro STB in digital headends locations
--  HDTV running on set-top boxes displaying to plasma screens

LINK TWO COMMUNICATIONS, INC.
--  INTELLECTUAL PROPERTY OF EXCLUSIVE NATIONWIDE WIRELESS LICENSES

ETOOLZ
--  RESEARCH AND DEVELOPMENT OF HARDWARE AND SOFTWARE
    --  Orb'Phone global communications system
    --  Homeland defense technologies
    --  Advanced set-top box development

CONTACT WIRELESS
--  RETAIL AND WHOLESALE WIRELESS MESSAGING
--  Business-to-business wireless pager service
--  Cellular telephone services added
-- Expansion of marketing opportunities coupled with cost reductions -- Packaged services with security and cellular
    --  Co-location with home security operations

DSS SECURITY
--  RESIDENTIAL AND COMMERCIAL SECURITY MONITORING
--  247% customer growth rate (13 months)
--  Regional & national commercial accounts being added
--  Increased average revenue per customer
-- Ability to double current customer base without significant overhead or capital expenditure increase

FINANCIAL OVERVIEW
     (Note: All numbers are published as required by SEC in our Form 10-K and 10-Q and audited financial statements.)

ASSETS VS. LIABILITIES (as of February 28, 2003)
--  Total Assets:  $131,453,000
--  Current & Long-Term Liabilities:  $12,132,000(

ASSET DISTRIBUTION (as of February 28, 2003)
--  Current Assets $13,225,000
--  Total Shareholder's Equity $119,321,000

TOTAL ASSETS
--  August 31, 1998:    $  8,555,443
--  August 31, 1999:    $ 10,320,282
--  August 31, 2000:    $ 57,641,811
--  August 31, 2001:    $171,816,000
--  August 31, 2002:    $129,983,000
--  February 28, 2003:  $131,453,000

     (Note: All numbers are published as required by SEC in our Form 10-K and 10-Q and audited financial statements.)

NET SALES:
--  August 31, 1998:  $4,827,434
--  August 31, 1999:  $2,217,275
--  August 31, 2000:  $5,239,670
--  August 31, 2001:  $28,110,000
--  August 31, 2002:  $29,817,000

     (Note: All numbers are published as required by SEC in our Form 10-K and 10-Q and audited financial statements.)

FINANCIAL OVERVIEW
--  Total Revenue (1st & 2nd Quarters Only):  $7,681,000Total Cash & Cash
    Equivalents:  $1,653,000
--  Total Assets:  $131,453,000
--  Total Long-Term Debt:  $1,196,000
--  Total Stockholders Equity:  $119,321,000

     (Note: All numbers are published as required by SEC in our Form 10-K and 10-Q and audited financial statements.)

     Note: Two financing packages are currently on the table. Confidentiality agreements preclude Eagle from releasing the name of the groups proposing the financing. Each group has made two presentations to the Board of Directors and negotiations are currently in process with each. The financing packages are for $9M and for $20M. Eagle is expected to close on one or both of these deals in about 30 days.

WHY ARE WE COMPELLING TO OUR CUSTOMERS Innovative, feature-rich digital products -- Leading-edge technology services
--  Wireless retrofit of homes and businesses
--  Single source efficiency

WHY ARE WE COMPELLING AS AN INVESTMENT?
--  Immediate and recurring revenue model
--  Mainstream product and service technologies
--  Minimal debt
--  Order backlog
--  Growing customer base
--  Extremely high hurdle rate to enter industry
--  Survivability under any market conditions

FOCUSED DIVERSIFICATION
--  Immediate Revenue
--  Recurring Revenue
--  Customer Base
--  Integrated Products and Services
--  Diversified Earnings